SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     FORM 8K

                                 CURRENT REPORT

                          Date of Report: February 24, 1999

                           Commission File No. 0-15543
                        METAL RECOVERY TECHNOLOGIES INC.
             (Exact name of Registrant as specified in its charter)


                        Delaware                          71-0628061
             (State of incorporation)       (I.R.S. Employee Identification No.)

                 415 East 151st Street
                 East Chicago, Indiana                    46312
   (Address of principle executive office)             (Zip Code)

       Registrant's telephone number, including area code: (219) 397-6261


Item 9.                Issuance of Equity Securities pursuant to Regulation S

On February 24, 1999, as conversion of debt to equity, the Corporation issued 5,000,000 of its common shares under Regulation S.



Signed

/s/

Roy Pearce
Company Secretary